REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of July 12, 2011, by and among Environmental Solutions Worldwide Inc., a Florida corporation having its principal executive office at 335 Connie Crescent, Ontario, L4K 5R2 Canada (the "Company"), and the Persons listed on the signature pages hereto (each a "Holder," and collectively, the "Holders").

     WHEREAS, the Holders wish to subscribe for and purchase, and the Company, desires to issue and sell, certain shares of the Company's Common Stock (as defined below) pursuant to a rights offering whereby each holder of Common Stock as of June 9, 2011 was offered one right for each share of Common Stock held by such holder (the "Rights Offering");

     WHEREAS, pursuant to an investment agreement dated as of May 10, 2011 (the "Investment Agreement"), the Holders wish to subscribe for and purchase, and the Company, desires to issue and sell, certain shares of the Company's Common Stock (as defined below), on the terms and subject to the conditions set forth therein; and

     WHEREAS, in connection with their purchase of shares of Common Stock pursuant to the Investment Agreement, the Holders wish to receive certain registration rights related to their Common Stock, and the Company desires to grant such rights on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, the parties hereto mutually agree as follows:

                          ARTICLE I DEFINITIONS; CONSTRUCTION; INTERPRETATION

     1.1 Definition. The following terms used herein shall have the following meanings:

     "Affiliate" means (a) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (b) with respect to any individual, shall also mean the spouse or child of such individual; provided, that neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

     "Agent" means the principal placement agent on an agented placement of Registrable Securities.

     "Agreement" has the meaning set forth in the Preamble.

     "Black Group" means collectively Leon D. Black, Black Family 1997 Trust, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black, Leon D. Black Trust UAD 11/30/92 Benjamin Black, Leon D. Black Trust UAD 11/30/92 Alexander Black, Leon
D. Black Trust UAD 11/30/92 Victoria Black, and John J. Hannan.

     "Board" means the Board of Directors of the Company.

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     "Common Stock" means shares of the Company's common stock, $0.001 par value per share, having the rights and preferences set forth in the Certificate of Incorporation of the Company.

     "Company" has the meaning set forth in the Preamble.

     "Continuously Effective," with respect to a specified registration statement, means that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (a) any ten (10) consecutive business days or (b) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement, in each case except as permitted under Section 4.2.

     "Demanding Holders" has the meaning set forth in Section 2.1(a).

     "Demand Registration" has the meaning set forth in Section 2.1(a).

     "Exchange Act" means the Securities Exchange Act of 1934.

     "Holdback" has the meaning set forth in Section 5.2.

     "Holder" and "Holders" have the meanings set forth in the Preamble.

     "Holder Indemnified Party" has the meaning set forth in Section 7.1.

     "Indemnifying Party" has the meaning set forth in Section 7.3.

     "Indemnified Party" has the meaning set forth in Section 7.3.

     "Initiating Holder" has the meaning set forth in Section 2.2(a).

     "Investment Agreement" means that certain Investment Agreement dated the date hereof among the Company and the signatories thereto.

     "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

     "Orchard Group" means collectively Orchard Investments, LLC and Richard S. Ressler

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

     "Piggyback Registration" has the meaning set forth in Section 3.1.

     "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such registration statement or document.

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     "Registrable Securities" means, subject to Section 8.1 and Section 9.1: (a)
the Shares owned by a Holder on a date of determination (whether owned on the date hereof or acquired hereafter); (b) any shares of Common Stock or other equity securities issuable upon the conversion or exercise of any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (c) any securities issued in exchange for Shares in any merger or reorganization of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has been effected. Notwithstanding the foregoing, Registrable Securities shall not include any securities that have theretofore been registered and sold pursuant to the Securities Act or that have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the SEC pursuant to the Securities Act, and a Holder shall not be deemed to have Registrable Securities if the sale or disposition of all of the Holder's Shares does not require registration under the Securities Act for a sale or disposition in a single public sale and upon the request of a Holder, the Company agrees to remove any and all legends restricting transfer from the certificates evidencing Shares covered by the foregoing exclusions.

     "Registrable Securities then outstanding" means, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

     "Registration Expenses" has the meaning set forth in Section 6.1.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933.

     "Selling Holders" means, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

     "Shares" means the shares of Common Stock.

     "Shelf Registration" has the meaning set forth in Section 2.2(a).

     "Transfer" means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or the acts thereof. The terms "Transferee," "Transferor," "Transferred," and other forms of the word "Transfer" shall have the correlative meanings.

     "Underwriters' Representative" means the managing underwriter or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

     "Violation" has the meaning set forth in Section 7.1.

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     1.2 Construction and Interpretation. For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:
(a) words using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other gender; (b) references herein to "Articles," "Sections," "subsections" and other subdivisions without reference to a document are to the specified Articles, Sections, subsections and other subdivisions of this Agreement; (c) a reference to a subsection without further reference to a
Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to other subdivisions within a Section or subsection; (d) the words "herein," "hereof," "hereunder," "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; (e) the words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation;" (f) references to a Person are also references to its successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be) and permitted assigns; (g) references to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person and beneficially owned by such Person's Affiliates; (h) references to a document are to it as amended, waived and otherwise modified from time to time and references to laws, statutes or regulations mean such laws, statutes or regulations as the same may be amended from time to time; and (i) capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Investment Agreement. Descriptive headings are for convenience of reference only and do not constitute a part of this Agreement.

                                   ARTICLE II

                              DEMAND REGISTRATION

     2.1 Periodic Registration.

     (a) At any time after the closing of the Investment Agreement if either the Black Group or the Orchard Group shall make a written request to the Company (the "Demanding Holders"), the Company, subject to Section 2.4, shall cause there to be filed with the SEC a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 3.2) all or such number of such Demanding Holder's Registrable Securities, as the Demanding Holder shall request in writing. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Company's Chief Executive Officer, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2.1(a).

     (b) The Company shall be entitled to postpone for up to sixty (60) days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board determines, in its good faith reasonable judgment (with the concurrence of the Underwriters' Representative, if any, who shall be subject to confidentiality restrictions regarding such information), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization or any other material event involving the Company or any of its wholly-owned subsidiaries and the Company promptly gives the Demanding Holders notice of such determination; provided, however, that the Company shall not have postponed pursuant to this Section 2.1(b) the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section
2.1 during the twelve (12) month period ended on the date of the relevant request pursuant to Section 2.1(a).

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     (c) Whenever the Company shall have received a demand to effect the registration of any Registrable Securities pursuant to Section 2.1(a), the Company shall promptly give written notice of such proposed registration to all Holders. Any Holder of Registrable Securities may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the Demand Registration. Each such Holder shall also be deemed a Demanding Holder.

     2.2 Shelf Registration.

     (a) If the Company is eligible to file a Registration Statement on Form S-3, each Holder that shall make a written request to the Company (the "Initiating Holder") shall be entitled to have all or any number of such Initiating Holder's Registrable Securities included in a registration with the SEC in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (including, if the Company is a well known seasoned issuer, as defined by Rule 405 under the Securities Act, an automatic shelf registration with the SEC) on Form S-3 (a "Shelf Registration"). Any request made pursuant to this Section 2.2 shall be addressed to the attention of the Company's Chief Executive Officer, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Shelf Registration pursuant to this Section 2.2.

     (b) Whenever the Company shall have received a request to effect the registration of any Registrable Shares from an Initiating Holder, the Company shall promptly give written notice of such proposed Shelf Registration to all Holders. Any Holder of Registrable Shares may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Shares, or any portion thereof designated by such Holder, be included in the Shelf Registration. Each such Holder shall also be deemed an Initiating Holder.

     (c) There shall not be any limit on the number of Shelf Registrations that a Holder may request with respect to its Registrable Securities.

     (d) If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2.2 shall be deemed to have been satisfied upon the effective date of a Shelf Registration, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

     2.3 Registration. Following receipt of a request for a Demand Registration or a Shelf Registration, the Company shall, subject, in the case of a Demand Registration, to Section 2.4:

     (a) File the registration statement with the SEC as promptly as practicable, and in any event within 45 days after the date such request is given by the Demanding Holders, in the case of a Demand Registration, or 30 days after the date such request is given by the Initiating Holder in the case of a Shelf Registration, and shall use the Company's reasonable best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

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     (b) Use the Company's reasonable best efforts to keep the relevant registration statement Continuously Effective (x) if a Demand Registration, for up to 90 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the Registration Statement, and (y) if a Shelf Registration, for three years. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Article II is suspended or, in the case of a Demand Registration, postponed as permitted by Section 2.1(b), the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

     2.4 Number of Demand Registration Statements. The Company shall be obligated to effect no more than two (2) Demand Registrations for each of the Black Group and Orchard Group. For purposes of the preceding sentence, registration shall not be deemed to have been effected: (a) unless a registration statement with respect thereto has become effective; (b) if, after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated; or (c) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to Section 2.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement, and (y) the date as of which such registration statement shall have been Continuously Effective for a period of 90 days, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

     2.5 Form of Registration Statement. A registration pursuant to this Article II shall be on (a) such appropriate registration form of the SEC as shall be selected by the Company and be reasonably acceptable to the Majority Selling Holders, in the case of a Demand Registration, or Form S-3, in the case of a Shelf Registration and (b) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(a) or Section 2.2(a), respectively.

     2.6 Underwriters. If any registration pursuant to Article II involves an underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders, or, in the case of a Shelf Registration, the Initiating Holder, shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering.

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                                  ARTICLE III

                             PIGGYBACK REGISTRATION

     3.1 Registration. If at any time the Company proposes to register securities under the Securities Act in connection with the public offering for its account on Form S-1 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its reasonable best efforts to cause to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Article III without any obligation or liability to any Holder.

     3.2 Limitation on Number of Shares. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: first, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by all Holders pursuant to this Article III, pro rata based on the estimated gross proceeds from the sale thereof; and third all other securities requested to be included in such registration.

     3.3 Number of Piggyback Registrations. Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Article III.

     3.4 Company Lockup. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Article II or pursuant to this Article III, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such a previous registration or as otherwise determined by the Underwriter's Representative.

                                   ARTICLE IV

                            REGISTRATION PROCEDURES

     4.1 Procedures. Whenever required under Article II or Article III to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

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     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use the Company's reasonable best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to counsel for the Selling Holders copies of all such documents in the form substantially as proposed to be filed with the SEC at least five (5) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.1(e). Subject to Rule 415 under the Securities Act, if the registration statement is a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for three years after its effective date, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registrable Shares such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Shares covered by such registration statement. Pending such amendment or supplement, each such Holder shall cease making offers or Transfers of Registrable Shares pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

     (c) Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

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     (d) Use the Company's reasonable best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and Transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment.

     (e) In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders or, in the case of a Shelf Registration, the Initiating Holder, and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose.

     (f) Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the SEC in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

     (g) Make generally available to the Company's security holders copies of all periodic reports, proxy statements, other information referred to in Section
8.1 and an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

     (h) Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter, all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and that the Company advises such Person in writing, is confidential, shall not be disclosed unless either such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

     (i) Use the Company's reasonable best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders or, in the case of a Shelf Registration, the Initiating Holder. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

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     (j) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

     (k) Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering; and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

     (l) Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

     (m) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

     4.2 Blackout. The Company may notify in writing each of the Holders that the availability of any effective Shelf Registration is suspended for a reasonable time, not exceeding sixty (60) days in any twelve (12)-month period, if the Company shall determine in good faith that permitting such sales would interfere with any material acquisition, financing or other transaction that the Company is actively pursuing or require premature disclosure of any other material corporate development, which disclosure would materially adversely affect the interests of the Company. Each Holder agrees that upon receipt of any such notice, it shall not sell any Registrable Securities pursuant to such Shelf Registration until the earlier of (i) such time as such Holder is advised in writing by the Company that the Shelf Registration may be used; and (ii) the sixty (60) day suspension period referred to above expires.

                                   ARTICLE V

                             HOLDERS' OBLIGATIONS.

     5.1 Obligation. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

     (a) furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with reasonable requests from the Company in preparing such registration; and

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     (b) agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Article II) or the Company (in the case of a registration under Article III).

     5.2 Holdback. Each Holder, if so requested by the Underwriters' Representative or Agent in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the period reasonably requested by the Underwriters' Representative or Agent, but in no event greater than 90 days (a "Holdback"). In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period. Notwithstanding the foregoing, no Holder shall be subject to more than two Holdbacks in any twelve (12)-month period.

                                   ARTICLE VI

                            EXPENSES OF REGISTRATION

     6.1 Demand and Shelf Registrations. With respect to each Demand Registration and each Shelf Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registrations or Shelf Registrations for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Article IX), including all registration, filing and Financial Industry Regulatory Authority fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of the Company's independent public accountants (including the expenses of "comfort" letters required by or incident to such performance and compliance) and the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (selected by the Demanding Holders owning a majority of the Registrable Securities owned by Demanding Holders, or by the Initiating Holder, as the case may be) (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders).

     6.2 Piggyback Registration. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to
Article III for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Article
IX), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

     6.3 Failure to Pay Expenses. Any failure of the Company to pay any Registration Expenses as required by this Article VI shall not relieve the Company of its obligations under this Agreement.

                                  ARTICLE VII

                         INDEMNIFICATION; CONTRIBUTION

     7.1 Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless each Holder and each of their Affiliates and each of the officers, employees, directors, partners, members, attorneys and agents and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each Holder and each of their Affiliates (each, an "Holder Indemnified Party") from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, any "free writing prospectus," as such term is defined in Rule 405 under the Securities Act, or summary prospectus contained in the Registration Statement, or any amendment or supplement thereto, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by any Holder expressly for use therein. The Company shall promptly advance and/or reimburse each Holder Indemnified Party, as incurred, for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, Affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

     7.2 Indemnification by the Holder. Each Holder, severally but not jointly, will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such Holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other Holder and each other Person, if any, who controls another Holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, any "free writing prospectus," as such term is defined in Rule 405 under the Securities Act, or summary prospectus contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other Holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Notwithstanding the provisions of this Section 7.2, the Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by the Holder from the sale of Registrable Securities which gave rise to such indemnification obligation.

     7.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 7.1 or 7.2, such Person (the "Indemnified Party") shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the "Indemnifying Party") in writing of the loss, claim, judgment, damage, liability or action (to the extent legally permissible); provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the advice of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

     7.4 Contribution.

             (a)  If  the indemnification provided for in the foregoing Sections
7.1 and 7.2 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding Section. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding sentence shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.4, the Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by the Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VIII

                            COVENANTS OF THE COMPANY

       8.1 Covenants. The Company hereby agrees and covenants as follows:

     (a) The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

     (b) The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five (5) business days prior to, and during the ninety (90)-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration, if the registration is pursuant to Article III). The Company shall not effect any registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights agreements as may be approved in writing by the Majority Selling Holders or, in the case of a Shelf Registration, the Initiating Holder), or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to
Section 2.1 until the earlier of (x) ninety (90) days following the date as of which all securities covered by such Demand Registration statement shall have been Transferred, and (y) ninety (90) days following the effective date of such Demand Registration statement, as the case may be, unless the Company shall have previously notified in writing all Selling Holders of the Company's desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters' Representative, if any, shall have consented thereto in writing.

     (c) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of Section 8.1(b), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

     (d) The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

     (e) The Company shall not grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand Registration or Shelf Registration.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 Transfer of Registration Rights. Rights with respect to Registrable Securities may be Transferred by a Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Company a properly completed agreement agreeing to be bound by the terms hereof, and (y) the Transferor shall have delivered to the Company, no later than fifteen (15) days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities that shall have been so Transferred.

     9.2 Amendment, Modification and Waivers; Further Assurances.

     (a) This Agreement may only be amended, modified or waived with the consent of the Company and only if the Company shall have obtained the written consent to such amendment, modification or waiver from each Holder.

     (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

     (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     9.3 Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the written consent of Holders possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective; provided further that a Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor as permitted by Section 9.1.

     9.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     9.5 Notices. All notices and requests given pursuant to this Agreement shall be in accordance with Section 8.5 of the Investment Agreement.

     9.6 Entire Agreement; Integration. Except as otherwise expressly set forth herein, this Agreement and the Investment Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     9.7 Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

     9.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including via facsimile or other electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     9.9 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     9.10 Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate records of the Company.

     9.11 Termination. This Agreement may be terminated at any time by a written instrument signed by all parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Article VII) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

     9.12 No Third Party Beneficiaries. Except to the extent contemplated by
Article VII of this Agreement, nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  [Remainder of page intentionally left blank;
                      signatures on next succeeding page]

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


                                     By: /s/ Mark Yung
                                         ---------------------------------------
                                     Name: Mark Yung
                                     Its: Executive Chairman


                                     THE HOLDERS:

                                     /s/ Leon D. Black
                                     -------------------------------------------
                                     Leon D. Black



                                     BLACK FAMILY 1997 TRUST


                                     By: /s/ Barry J. Cohen
                                         ---------------------------------------
                                         Name: Barry J. Cohen
                                         Title: Trustee


                                     LEON D. BLACK TRUST UAD 11/30/92
                                     FBO JOSHUA BLACK

                                     By: /s/ Barry J. Cohen
                                         ---------------------------------------
                                         Name: Barry J. Cohen
                                         Title: Trustee


                                     LEON  D.  BLACK TRUST UAD 11/30/92
                                     BENJAMIN BLACK

                                     By: /s/ Barry J. Cohen
                                         ---------------------------------------
                                         Name: Barry J. Cohen
                                         Title: Trustee

                                     LEON  D. BLACK TRUST UAD 11/30/92
                                     ALEXANDER BLACK

                                     By: /s/ Barry J. Cohen
                                         ---------------------------------------
                                         Name: Barry J. Cohen
                                         Title: Trustee

                                     LEON  D.  BLACK TRUST UAD 11/30/92
                                     VICTORIA BLACK

                                     By: /s/ Barry J. Cohen
                                         ---------------------------------------
                                         Name: Barry J. Cohen
                                         Title: Trustee


                                     /s/ John J. Hannan
                                     -------------------------------------------
                                     John J. Hannan


                                     ORCHARD INVESTMENTS, LLC


                                     By: Orchard Capital Corporation,
                                         its Manager


                                     By: /s/ Richard S. Ressler
                                         ---------------------------------------
                                         Name: Richard S. Ressler
                                         Title: President



                                     /s/ Richard S. Ressler
                                     -------------------------------------------
                                     Richard S. Ressler